Exhibit 10.3


                              AMENDMENT NO. 2
                                 AND WAIVER
                                    TO
                          NOTE PURCHASE AGREEMENT


           THIS AMENDMENT NO. 2 AND WAIVER TO NOTE PURCHASE AGREEMENT, dated as of March 24, 1999 (this "Agreement"), among USN COMMUNICATIONS, INC., a Delaware corporation (the "Company"), MERRILL LYNCH GLOBAL ALLOCATION FUND, INC. ("MLGAF") and CORECOMM LIMITED ("CoreComm"; MLGAF and Corecome are individually referred to as a "Purchaser" and collectively as the "Purchasers").

                            W I T N E S S E T H:

           WHEREAS, the Company and the Purchasers are parties to the Note Purchase Agreement, dated as of February 23, 1999, as amended pursuant to Amendment No. 1, dated as of March 24, 1999 (the "Existing Note
 Agreement"); and

           WHEREAS, the Event of Default exists under Section 11.1(l) of the Existing Note Agreement (the "Existing Event of Default"); and

           WHEREAS, the Company has requested that, as of the Effective Date, the Existing Note Agreement be further amended as herein provided and the Existing Event of Default be waived; and

           WHEREAS, the Purchasers are willing, subject to the terms and conditions hereinafter set forth, to make such further amendments and waive the Existing Event of Default as of the Effective Date;

           NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto agree as follows:


                                   ARTICLE I

                                   DEFINITIONS

        Section 1.1 Certain Definitions. The following terms (whether or not underscored) when used in this Agreement shall have the following meanings:

        "Agreement" is defined in the preamble.

        "Amended Note Agreement" means the Existing Note Agreement as amended by this Agreement as of the Effective Date.

        "Company" is defined in the preamble.

        "CoreComm" is defined in the preamble.

        "Effective Date" is defined in Section 5.1.

        "Existing Event of Default" is defined in the second recital.

        "Existing Note Agreement" is defined in the first recital.

        "MLGAF" is defined in the preamble.

        "Purchasers" is defined the in preamble.

        Section 1.2 Other Definitions. Unless otherwise defined or the context otherwise requires, terms used herein (including in the preamble and recitals hereto) have the meanings provided for in the Existing Note Agreements.


                                 ARTICLE II

                                 AMENDMENTS

        Effective on (and subject to the occurrence of ) the Effective Date following amendments are made to the Existing Note Agreement:

        Section 2.1 Amendments to Section 1. Section 1 of the Existing Note Agreement is amended by deleting reference to "$6,000,000" on the first line and inserting in lieu thereof "$3,169,930".

        Section 2.2 Amendments to Section 3.2. Section 3.2 of the Existing Note Agreement is amended by deleted on the fourth line reference to "March 22, 1999" and inserting in lieu thereof "May 14, 1999".

        Section 2.3  Amendments to Section 4.B.  The first sentence of
 Section 4.B of the Existing Note Agreement is amended by inserting after the phrase "subject to" on the second line thereof the phrase "two Business Days notice by the Company to you and to".

        Section 2.4 Amendments to Section 11.1. Section 11.1(l) of the Existing Note Agreement is amended by deleting reference to "March 22, 1999" and inserting in lieu thereof "April 6, 1999".

        Section 2.5  Amendments to Annex I.  Section I of the Existing
 Note Agreement is amended by deleted each reference therein to "$2,000,000" and inserting in lieu thereof "$584,965".


                                ARTICLE III

                                   WAIVER

        Effective on (and subject to the occurrence of) the Effective Date, the Existing Event of Default is waived.


                                 ARTICLE IV

                       REPRESENTATIONS AND WARRANTIES

        In order to induce the Purchasers to make the amendment provided for in Article II and the waiver provided for in Article III, the Company hereby represents and warrants, as of the Effective Date, that each of the representations and warranties of the Company contained in the Existing Note Agreement and in the other Note Documents is true and correct in all material respects as of the Effective Date (except, if any such representation and warranty relates to an earlier date, such representation and warranty shall be true and correct in all material respects as of such earlier date) and both immediately before and after giving effect to the provisions of this Agreement no Default or Event of Default (other than the Existing Event of Default being waived hereby) has occurred and is continued.


                                 ARTICLE V

                        CONDITIONS TO EFFECTIVENESS


        Section 5.1 Effective Date. The amendments set forth in Article II and the waiver set forth in Article III shall become effective on such date (herein called the "Effective Date") when the relevant conditions set forth in this Section 5.1 have been satisfied.

        Section 5.1.1 Execution of Agreement. MLGAF or its counsel shall have received fully executed counterparts of the Agreement.

        Section 5.1.2  Representations and Warranties.  The
 representations and warranties made by the Company pursuant to Article III as of the Effective Date shall be true and correct.

        Section 5.1.3 Reservation of Rights Agreement. MLGAF or its legal counsel shall be received fully executed counterparts of the Reservation of Rights Agreement, dated as of the date hereto, among the parties hereto.

        Section 5.1.4 Final DIP Order. The Final DIP Order (a) shall have been entered upon an application of the Company satisfactory in form and substance to each Purchaser, (b) shall be in full force and effect and
 (c) shall not have been vacated, stayed, reversed, rescinded, modified or amended in any respect.

        Section 5.1.5 Payment of Legal Fees. The Company shall have paid all invoiced legal fees that are payable pursuant to Section 6.6.

        Section 5.2 Expiration. If the Effective Date shall not have occurred on or prior to April 6, 1999 the agreement of the parties in this Agreement shall, unless otherwise agreed by the Purchasers, terminate automatically on such date without further action or notice to any Person.


                                 ARTICLE VI

                       ACKNOWLEDGMENT OF SUBSIDIARIES

        By executing the acknowledgment to this Agreement, each of the Subsidiaries of the Company set forth on the signature pages hereto confirms and agrees that their obligations under the Note Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that on or after the Effective Date each reference to the Note Agreement therein shall refer to the Note Agreement after giving effect to this Agreement and all prior amendments to the Note Agreement.


                                ARTICLE VII

                               MISCELLANEOUS

        Section 7.1 Cross-References. References in this Agreement to any Article or section are, unless otherwise specified, to such Article or Section of this Agreement.

        Section 7.2 Note Document Pursuant to Credit Agreement. This Agreement is a Note Document executed pursuant to the Amended Note Agreement. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions contained in the Existing Note Agreement and each other Note Document shall remain unamended or otherwise unmodified and in full force and effect.

        Section 7.3 Limitation of Amendments, etc. The amendments set forth in Article II and the waiver set forth in Article III shall be limited precisely as provided for herein and shall not be deemed to be a waiver of, amendment of, consent to or modification of any other term or provision of any other Note Document or of any of the Company's Subsidiaries which would require the consent of any of the Lenders under the Existing Note Agreement or any other Note Document.

        Section 7.4 Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

        Section 7.5 Successors and Assigns. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

        Section 7.6 Costs and Expenses. The Company agrees to pay all reasonable costs and expenses incurred by legal counsel for MLGAF and CoreComm incurred in connection with the execution and delivery of this Agreement and the other agreements and documents entered into in connection herewith; provided that the aggregate amount paid to legal counsel for CoreComm in connection with this Agreement and the Transaction shall not exceed $12,000.

        Section 7.7  GOVERNING LAW; WAIVER OF JURY TRIAL; ENTIRE
 AGREEMENT. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. EACH PERSON A PARTY HERETO KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY AGREEMENT OR DOCUMENT ENTERED INTO IN CONNECTION HEREWITH. THIS AGREEMENT CONSTITUTES THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ANY PRIOR AGREEMENT, WRITTEN OR ORAL, WITH RESPECT HERETO.


        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.

                                 USN COMMUNICATIONS, INC.


                                 By: /s/ Ronald W. Gavillet
                                    --------------------------
                                 Name:  Ronald W. Gavillet
                                 Title: Senior Vice President


                                 MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.


                                 By: /s/ Bryan N. Ison
                                    --------------------------
                                 Name:  Bryan N. Ison
                                 Title: Vice President


                                 CORECOMM LIMITED


                                 By: /s/ Richard J. Lubasch
                                    -----------------------------
                                 Name:  Richard J. Lubasch
                                 Title: Senior Vice President and
                                        General Counsel


 Acknowledged and Agreed:

 U.S. NETWORK CORPORATION


 By: /s/ Ronald W. Gavillet
    ------------------------------
 Name:  Ronald W. Gavillet
 Title: Senior Vice President


 FONENET/OHIO, INC.


 By: /s/ Ronald W. Gavillet
    ------------------------------
 Name:  Ronald W. Gavillet
 Title: Senior Vice President


 USN COMMUNICATIONS MIDWEST, INC.


 By: /s/ Ronald W. Gavillet
    ------------------------------
 Name:  Ronald W. Gavillet
 Title: Senior Vice President


 USN COMMUNICATIONS NORTHEAST, INC.


 By: /s/ Ronald W. Gavillet
    ------------------------------
 Name:  Ronald W. Gavillet
 Title: Senior Vice President


 QUEST UNITED, INC.


 By: /s/ Ronald W. Gavillet
    ------------------------------
 Name:  Ronald W. Gavillet
 Title: Senior Vice President


 USN COMMUNICATIONS LONG DISTANCE, INC.


 By: /s/ Ronald W. Gavillet
    ------------------------------
 Name:  Ronald W. Gavillet
 Title: Senior Vice President


 USN SOLUTIONS, INC.


 By: /s/ Ronald W. Gavillet
    ------------------------------
 Name:  Ronald W. Gavillet
 Title: Senior Vice President


 USN COMMUNICATIONS ATLANTIC, INC.


 By: /s/ Ronald W. Gavillet
    ------------------------------
 Name:  Ronald W. Gavillet
 Title: Senior Vice President


 USN COMMUNICATION VIRGINIA, INC.


 By: /s/ Ronald W. Gavillet
    ------------------------------
 Name:  Ronald W. Gavillet
 Title: Senior Vice President


 USN COMMUNICATIONS SOUTHWEST, INC.


 By: /s/ Ronald W. Gavillet
    ------------------------------
 Name:  Ronald W. Gavillet
 Title: Senior Vice President


 USN COMMUNICATIONS MAINE, INC.


 By: /s/ Ronald W. Gavillet
    ------------------------------
 Name:  Ronald W. Gavillet
 Title: Senior Vice President


 USN WIRELESS, INC.


 By: /s/ Ronald W. Gavillet
    ------------------------------
 Name:  Ronald W. Gavillet
 Title: Senior Vice President


 CONNECTICUT TELEPHONE AND COMMUNICATION SYSTEMS, INC.


 By: /s/ Ronald W. Gavillet
    ------------------------------
 Name:  Ronald W. Gavillet
 Title: Senior Vice President


 CONNECTICUT MOBILECOM, INC.


 By: /s/ Ronald W. Gavillet
    ------------------------------
 Name:  Ronald W. Gavillet
 Title: Senior Vice President


 USN WIRELESS OF RHODE ISLAND, INC.


 By: /s/ Ronald W. Gavillet
    ------------------------------
 Name:  Ronald W. Gavillet
 Title: Senior Vice President


 USN WIRELESS OF MASSACHUSETTS, INC.


 By: /s/ Ronald W. Gavillet
    ------------------------------
 Name:  Ronald W. Gavillet
 Title: Senior Vice President


 USN COMMUNICATIONS WEST, INC.


 By: /s/ Ronald W. Gavillet
    ------------------------------
 Name:  Ronald W. Gavillet
 Title: Senior Vice President